TAXATION	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
TAXATION
INCOME TAXES

The components of income tax expense (credit) are as follows:

(in thousands of $)	2016	2015	2014
Current tax expense (credit):
United Kingdom	411	(1,098)	852
Indonesia	5,579	3,641	544
Brazil	1,350	716	1,136
Kuwait	2,146	2,133	1,945
Total current tax expense	9,486	5,392	4,477
Deferred tax expense (income):
Indonesia	5,304	(869)	(9,524)
Jordan	2,068	1,146	—
Total income tax expense (credit)	16,858	5,669	(5,047)

The income taxes for the years ended December 31, 2016, 2015 and 2014 differed from the amounts computed by applying the Marshall Islands statutory income tax rate of 0% as follows:

(In thousands of $)	2016	2015	2014
Effect of change on uncertain tax positions relating to prior year	133	(1,894)	(5,042)
Effect of recognition of deferred tax asset	—	(4,945)	(9,524)
Effect of taxable income in various countries	16,725	12,508	9,519
Total tax expense (credit)	16,858	5,669	(5,047)

United States

Pursuant to the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operations of vessels is generally exempt from U.S. tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. citizens and U.S. corporations and must either satisfy certain public trading requirements or be more than 50% owned by individuals who are residents, as defined, in such country or another foreign country that grants an equivalent exemption to U.S. citizens and U.S. corporations. Our management believes that we satisfied these requirements and therefore by virtue of the above provisions, we were not subject to tax on its U.S. source income.

United Kingdom

Current taxation charge of $0.4 million, credit of $1.1 million and charge of $0.9 million for the years ended December 31, 2016, 2015 and 2014, respectively, relate to taxation of the operations of our United Kingdom subsidiaries. Taxable revenues in the United Kingdom are generated by our UK subsidiary companies and are comprised of revenues from the operation of certain of our vessels. The statutory rate in the United Kingdom as of December 31, 2016 was 20%.

Brazil

Current taxation charges of $1.4 million, $0.7 million and $1.1 million for the years ended December 31, 2016, 2015 and 2014, respectively, refer to taxation levied on the operations of our Brazilian subsidiary.

Indonesia

Current taxation charges of $5.6 million, $3.6 million and $0.5 million for the years ended December 31, 2016, 2015 and 2014, respectively, refer to taxation levied on the operations of our Indonesian subsidiary. However, the tax exposure in Indonesia is intended to be mitigated by revenue due under the time charter. This tax element of the time charter rate was established at the beginning of the time charter, and shall be adjusted only if there is a change in Indonesian tax laws or certain stipulated tax assumptions. The statutory rate in Indonesia as of December 31, 2016 was 25%.

We record deferred income taxes to reflect the movement in the historical net operating losses. $5.3 million of the deferred tax asset relating to these losses have been utilized during 2016, resulting in a closing deferred tax asset balance of $5.1 million.

Kuwait

Current taxation charges of $2.1 million, $2.1 million and $1.9 million for the years ended December 31, 2016, 2015 and 2014, respectively, relates to taxation levied on our Marshall Island operating company which is deemed a tax resident in Kuwait in connection with our charter with KNPC. The statutory rate in Kuwait as of December 31, 2016 was 15%.

Jordan

Deferred tax relates to tax consequences of temporary differences between the tax bases of assets and liabilities and their reported amounts. The net deferred tax expense for the year ended December 31, 2016 is principally related to differences in depreciation and net operating losses. We recorded a deferred tax asset of $0.5 million in relation to net operating losses and a deferred tax liability of $3.7 million relating to differences in depreciation resulting to a net deferred tax liability of $3.2 million in the year ended December 31, 2016.

Other jurisdictions

No tax has been levied on income derived from our subsidiaries registered in the Marshall Islands, Liberia and the British Virgin Islands.

The following table summarizes the earliest tax year that remain subject to examination by the major taxable jurisdictions in which we operate:

Jurisdiction	Earliest
UK	2013
Brazil	2011
Indonesia	2014
Kuwait	2016
Jordan	2015

Interest and penalties charged to “Income taxes” in our statement of operations amounted to $1.1 million, $nil and $0.3 million for the years ended December 31, 2016, 2015 and 2014 respectively.

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.

Deferred taxes are classified as follows:

Indonesia

(in thousands of $)	2016	2015
Short-term deferred tax asset	5,086	—
Long-term deferred tax asset	—	10,393
Deferred tax asset	5,086	10,393

Jordan

(in thousands of $)	2016	2015
Long-term deferred tax asset	534	956
Long-term deferred tax liability	(3,744)	(2,102)
Net deferred tax liability	(3,210)	(1,146)

As of December 31, 2016, the total deferred tax assets of $5.1 million and $0.5 million related to net operating loss (“NOL”) carryforwards generated from our Indonesia and Jordan operations, amounting to $20.3 million and $11.0 million, respectively. These NOL carryforwards from Indonesia and Jordan, which can be used to offset future taxable income, will expire in 2018 and 2020 respectively if not utilized.

As of December 31, 2016, a deferred tax liability of $3.7 million was recognized in respect of the tax depreciation in excess of the accounting depreciation for the Golar Eskimo. The deferred tax asset on Jordan losses is netted off against the deferred tax liability, to arrive at a net deferred tax liability of $3.2 million.

A reconciliation of deferred tax assets, net, is shown below:

Indonesia

(in thousands of $)	2016	2015	2014
Balance at January 1	10,393	9,524	—
Recognition of deferred tax assets on previously unrecognized losses	—	4,945	13,920
Utilization of tax losses	(5,307)	(4,076)	(4,396)
Balance at December 31	5,086	10,393	9,524

Jordan

(in thousands of $)	2016	2015
Balance at January 1	(1,146)	—
Adjustment in respect of prior year	150	—
(Utilization of tax losses)/recognition of deferred tax asset on tax losses	(409)	956
Recognition of deferred liability on fixed asset temporary differences	(1,805)	(2,102)
Balance at December 31	(3,210)	(1,146)

There is no deferred tax for the year ended December 31, 2014 in Jordan.

There are no potential deferred tax liabilities arising on undistributed earnings within the Partnership. This is because either: (i) no tax would arise on distribution, or (ii) in the case of PTGI, the Partnership intends to utilize surplus earnings to reduce borrowings or reinvest its earnings, as opposed to making any distribution.

Expiration of net operating losses carried forward relating to the NR Satu and the Golar Eskimo are as follows:

(in thousands of $)	Amount	Date of expiry
Net operating losses in 2013 (NR Satu)	20,341	2018
Net operating losses in 2015 (Golar Eskimo)	11,030	2020